UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME FUND INC.

FORM N-Q

MARCH 31, 2012

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 85.8%
CONSUMER DISCRETIONARY — 16.8%
Auto Components — 0.1%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	18,000	$19,035	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	30,000	29,325
Total Auto Components				48,360
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	200,000	202,000
Escrow GCB General Motors	—	—	435,000	9,515	*(b)
Escrow GCB General Motors	—	—	250,000	5,469	*(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	50,000	54,500	(a)
Total Automobiles				271,484
Diversified Consumer Services — 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	120,000	122,100
ServiceMaster Co., Senior Subordinated Notes	8.000%	2/15/20	70,000	74,900	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	160,000	174,400
Total Diversified Consumer Services				371,400
Hotels, Restaurants & Leisure — 7.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	120,000	102,938	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	40,000	41,850
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	40,000	38,800
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	249,000	218,497
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	140,000	129,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	130,000	131,950	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	11.500%	1/15/17	245,581	273,209	(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	134,712	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	285,985	259,174	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	70,000	74,200	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	160,000	158,800	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	71,000	69,758	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	80,000	89,500	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	140,000	140,700	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	85,000	95,094
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	165,600
MGM Resorts International, Senior Notes	6.625%	7/15/15	20,000	20,650
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	17,081
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	40,000	45,450
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	410,000	357,725	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	280,000	303,100
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	197,625
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	93,075
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	240,000	244,800	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	45,000	45,394	(a)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	175,000	0	(b)(d)(e)(f)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	20,000	0	(b)(d)(e)(f)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	116,000	123,540	(a)
Total Hotels, Restaurants & Leisure				3,572,722

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000		$142,350
Media — 4.9%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	64,850		74,091
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000		223,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	200,000		151,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordianted Notes	7.625%	3/15/20	90,000		88,650	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	10,000		9,700	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		21,900
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000		51,975
DISH DBS Corp., Senior Notes	6.750%	6/1/21	60,000		64,950
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000		77,788
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	130,000		140,725
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	140,000		146,300	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	140,000		144,900
LBI Media Inc., Senior Notes	8.500%	8/1/17	10,000		3,075	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	130,000		111,150	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	200,000		191,000	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		117,150
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		46,300
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	180,000		164,700	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	50,000		49,750	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	100,000		105,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000		72,150	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	250,000	EUR	332,591	(a)
Total Media					2,388,845
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	160,000		153,200
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000		72,100
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000		191,100	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	80,000		74,200
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000		117,432
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	330,000		348,975
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	90,000		92,250	(a)
Total Specialty Retail					896,057
Textiles, Apparel & Luxury Goods — 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	80,000		79,400	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	245,000		265,519
Total Textiles, Apparel & Luxury Goods					344,919
TOTAL CONSUMER DISCRETIONARY					8,189,337
CONSUMER STAPLES — 1.1%
Food & Staples Retailing — 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	60,000		63,000	(a)
Food Products — 0.6%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	60,000		62,100	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000		203,437	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	23,000		27,025
Total Food Products					292,562
Personal Products — 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	50,000		54,438	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	$111,100
TOTAL CONSUMER STAPLES				521,100
ENERGY — 11.7%
Energy Equipment & Services — 2.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	70,000	73,850
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	80,000	78,800	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	245,000	257,862	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	149,100
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	209,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	90,000	95,850	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	340,000	375,700
Total Energy Equipment & Services				1,240,162
Oil, Gas & Consumable Fuels — 9.1%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	160,000	168,800
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	110,000	127,600
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	180,000	185,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	104,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	40,000	41,800
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	110,000	112,475
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	110,000	118,250	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	176,800
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	147,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	307,001	237,926	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	53,375
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	144,950
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	109,099	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	80,721	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	220,000	196,900
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	100,000	105,875	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	153,339	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	54,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	20,000	21,350
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000	125,600
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	300,000	228,000
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000	41,600
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	65,168
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000	23,295
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	175,000	69,125	(a)(e)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	60,000	23,700	(a)(e)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	130,000	144,300
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000	129,663
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	295,000	313,437
Samson Investment Co., Senior Notes	9.750%	2/15/20	190,000	192,613	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	50,000	49,500
Teekay Corp., Senior Notes	8.500%	1/15/20	220,000	229,350
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000	237,825	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	100,000	95,250	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	180,000	139,500	(a)
Total Oil, Gas & Consumable Fuels				4,448,336
TOTAL ENERGY				5,688,498

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 7.9%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000		$107,799
Commercial Banks — 2.3%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	140,000		141,400	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000		100,250	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	100,000		103,315	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000		118,606	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000		93,500	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	250,000		239,021	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	90,000		76,725	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	140,000		138,381
Santander Issuances SAU, Subordinated Notes	5.911%	6/20/16	100,000		97,412	(a)
Total Commercial Banks					1,108,610
Consumer Finance — 0.7%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	160,000		155,200
Ally Financial Inc., Senior Notes	5.500%	2/15/17	20,000		20,045
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	137,371
Total Consumer Finance					312,616
Diversified Financial Services — 4.2%
Bank of America Corp., Senior Notes	6.500%	8/1/16	50,000		55,026
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	165,000		190,162
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000		113,575
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	30,000		30,600
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000		71,138
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		111,500
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000		436,800
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		308,759
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	130,000		131,788
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	110,000		116,325	(a)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		500,000	(a)(g)
Total Diversified Financial Services					2,065,673
Insurance — 0.5%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/68	30,000		31,905	(g)
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000		120,347
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	6/30/12	40,000		34,587	(g)(h)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000		66,300	(a)
Total Insurance					253,139
TOTAL FINANCIALS					3,847,837
HEALTH CARE — 5.5%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	70,000		75,775	(c)
Health Care Providers & Services — 5.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	130,000		139,100
American Renal Associates Holdings Inc., Senior Notes	10.250%	3/1/16	177,093		187,719	(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000		117,563
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	90,000		99,000
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	180,000		186,300	(a)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	100,000		104,000	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	455,000		422,012

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services — continued
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	100,000	$100,000	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000	89,000
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	162,050	(a)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	275,000	303,531
INC Research LLC, Senior Notes	11.500%	7/15/19	70,000	68,600	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	140,000	127,400	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	210,000	180,600
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	190,000	195,462	(g)
US Oncology Inc. Escrow	—	—	110,000	2,750	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	110,000	112,750
Total Health Care Providers & Services				2,597,837
TOTAL HEALTH CARE				2,673,612
INDUSTRIALS — 15.9%
Aerospace & Defense — 1.7%
Ducommun Inc., Senior Notes	9.750%	7/15/18	90,000	95,850
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	171,000	184,270
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	230,000	250,125
Triumph Group Inc., Senior Notes	8.625%	7/15/18	70,000	78,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	218,325	(a)
Total Aerospace & Defense				827,320
Airlines — 2.1%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	74,427	72,938	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	12,573	13,516
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	123,084	124,930
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	410,000	429,475	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	81,527	83,051
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	33,205	35,364
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	51,000	54,570	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	189,000	199,395	(a)
Total Airlines				1,013,239
Building Products — 1.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	54,600	45,318	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	220,000	234,025	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	139,000	160,823	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	130,000	150,410	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	106,430	(a)
Total Building Products				697,006
Commercial Services & Supplies — 2.4%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	247,650	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	190,000	189,050
Cenveo Corp., Secured Notes	8.875%	2/1/18	80,000	76,400
Geo Group Inc., Senior Notes	7.750%	10/15/17	155,000	168,369
JM Huber Corp., Senior Notes	9.875%	11/1/19	80,000	83,600	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	200,000	203,500	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	85,600
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	100,000	100,000	(a)
Total Commercial Services & Supplies				1,154,169

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	$150,000	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	229,746	(a)
Total Construction & Engineering				379,746
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	159,800	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	135,000
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	220,000	229,900	(a)
Marine — 0.9%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	90,000	88,200	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	120,000	114,450	(a)(b)(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	290,000	262,450
Total Marine				465,100
Road & Rail — 2.6%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	373,713	300,839	(c)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	50,000	51,250
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	230,000	238,050	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	129,037
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	290,000	324,800
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	200,000	220,500
Total Road & Rail				1,264,476
Trading Companies & Distributors — 1.1%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000	165,600
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	360,000	370,800	(a)
Total Trading Companies & Distributors				536,400
Transportation — 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000	177,450	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	250,000	243,750	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	330,000	325,050	(a)
Total Transportation				746,250
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000	157,500	(a)
TOTAL INDUSTRIALS				7,765,906
INFORMATION TECHNOLOGY — 2.5%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	285,000	226,575
Electronic Equipment, Instruments & Components — 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	280,000	317,800	(a)
IT Services — 1.2%
First Data Corp., Senior Notes	10.550%	9/24/15	402,872	410,929
First Data Corp., Senior Notes	12.625%	1/15/21	140,000	141,050
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	20,000	21,200	(a)
Total IT Services				573,179
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	66,000	70,620
Software — 0.1%
Lawson Software Inc., Senior Notes	9.375%	4/1/19	50,000	51,875	(a)
TOTAL INFORMATION TECHNOLOGY				1,240,049

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MATERIALS — 8.9%
Chemicals — 1.3%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	110,000		$122,650	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		106,625	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	93,000	EUR	124,034	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	44,000		49,610
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	79,856		88,640
Solutia Inc., Senior Notes	8.750%	11/1/17	15,000		17,081
Solutia Inc., Senior Notes	7.875%	3/15/20	120,000		141,300
Total Chemicals					649,940
Containers & Packaging — 2.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	200,000		215,500	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000		122,850	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000		232,100
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	390,000		399,263	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	100,000		102,375	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	210,000		223,125	(a)
Total Containers & Packaging					1,295,213
Metals & Mining — 3.9%
Evraz Group SA, Notes	9.500%	4/24/18	100,000		110,598	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		110,598	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	30,000		30,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	230,000		242,650	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	100,000		97,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	360,000		250,200	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000		112,450	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	170,000		187,000
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	110,000		116,050	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	280,000		128,800
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	90,000		88,650	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		81,700
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		79,209
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000		103,750	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		188,000	(a)
Total Metals & Mining					1,928,155
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	90,000		93,825	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000		164,120
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	40,000		25,700
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	90,000		93,038	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	210,000		116,550
Total Paper & Forest Products					493,233
TOTAL MATERIALS					4,366,541
TELECOMMUNICATION SERVICES — 8.5%
Diversified Telecommunication Services — 5.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000		205,000	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000		6,600	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	15,000		12,075

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services — continued
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	$138,775	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	200,000	214,500	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	25,000	26,375
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	200,000	210,750	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	60,000	63,375
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	300,000	312,750
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	150,000	157,875	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	13,977	14,257	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	186,575
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	141,537	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	105,250	(a)
West Corp., Senior Notes	8.625%	10/1/18	160,000	176,400
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	128,700	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	230,000	204,700	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	207,000
Total Diversified Telecommunication Services				2,512,494
Wireless Telecommunication Services — 3.4%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	100,000	105,750
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	100,000	99,625
Sprint Capital Corp., Global Notes	6.900%	5/1/19	160,000	139,200
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	220,000	169,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	480,000	414,000
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	300,000	330,000	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	165,000	182,738
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	195,000	(a)
Total Wireless Telecommunication Services				1,635,713
TOTAL TELECOMMUNICATION SERVICES				4,148,207
UTILITIES — 7.0%
Electric Utilities — 3.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	302,400
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	150,000	127,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	350,000	358,750	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	39,618	38,825
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	49,607	47,250
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	440,000	418,000
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	90,000	21,038
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	330,000	216,975	(a)
Total Electric Utilities				1,530,738
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	128,100
Independent Power Producers & Energy Traders — 3.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000	111,650	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	40,000	42,900	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	280,000	303,800	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	106,764	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	99,200	(e)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	170,000	118,150
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	125,000	136,875
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	170,000	171,700	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — continued
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	$358,700	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	290,000	250,850
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	50,176
Total Independent Power Producers & Energy Traders				1,750,765
TOTAL UTILITIES				3,409,603
TOTAL CORPORATE BONDS & NOTES (Cost — $40,880,952)				41,850,690
COLLATERALIZED SENIOR LOANS — 2.2%
CONSUMER DISCRETIONARY — 0.3%
Hotels, Restaurants & Leisure — 0.3%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	119,100	119,100	(i)
INDUSTRIALS — 1.0%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	19,739	19,739	(b)(i)
Trico Shipping AS, Term Loan B	—	5/13/14	34,754	34,754	(b)(j)
Total Marine				54,493
Trading Companies & Distributors — 0.9%
United Rentals Inc.	—	4/13/12	216,265	216,265	(b)(d)(j)
United Rentals Inc.	—	1/17/13	229,554	229,554	(b)(d)(j)
Total Trading Companies & Distributors				445,819
TOTAL INDUSTRIALS				500,312
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	99,943	99,756	(i)
TELECOMMUNICATION SERVICES — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	287,957	287,957	(i)
UTILITIES — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.743%	10/10/17	95,155	53,138	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,079,263)				1,060,263
CONVERTIBLE BONDS & NOTES — 1.0%
CONSUMER DISCRETIONARY — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	420,000	344,400	(a)
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	158,181	118,636	(b)(d)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	43,939	14,280	(b)(d)
TOTAL INDUSTRIALS				132,916
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	40,000	32,325
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $530,926)				509,641
SOVEREIGN BONDS — 4.7%
Argentina — 0.8%
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	65,000	8,613	(g)(k)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000	361,940

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Argentina — continued
Republic of Argentina, Senior Bonds	7.000%	10/3/15	26,000		$24,537
Republic of Argentina, Senior Notes	8.750%	6/2/17	25,000		24,312
Total Argentina					419,402
Brazil — 0.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	43,000	BRL	23,696
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	472,000	BRL	251,923
Total Brazil					275,619
Colombia — 0.2%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		128,800
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	140,000		133,700	(a)(g)
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	539,000,000	IDR	77,547
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	297,000,000	IDR	45,547
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	378,000,000	IDR	55,632
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	60,216
Total Indonesia					238,942
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	186,000	PEN	80,998
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		149,100	(a)
Turkey — 0.9%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000		13,740
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000		420,355
Total Turkey					434,095
Venezuela — 0.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000		344,505	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000		12,160
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000		44,388
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000		29,330
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000		12,090
Total Venezuela					442,473
TOTAL SOVEREIGN BONDS (Cost — $2,209,749)					2,303,129

			SHARES
COMMON STOCKS — 1.8%
CONSUMER DISCRETIONARY — 1.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			8,531		17,062	*(b)(d)
Media — 1.0%
Charter Communications Inc., Class A Shares			7,415		470,482	*
TOTAL CONSUMER DISCRETIONARY					487,544
ENERGY — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			20,462,180		206,218	*(b)(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY			SHARES	VALUE
INDUSTRIALS — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			9,303	$160,477	*(d)
Horizon Lines Inc., Class A Shares			4,161	24,050	*
TOTAL INDUSTRIALS				184,527
TOTAL COMMON STOCKS (Cost — $597,862)				878,289

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost - $206,395)	7.500%		2,000	207,060
PREFERRED STOCKS — 2.0%
FINANCIALS — 1.9%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		17,381	401,675	(g)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%		13,200	337,920	(g)
Citigroup Capital XIII	7.875%		7,225	196,520	(g)
Total Diversified Financial Services				534,440
TOTAL FINANCIALS				936,115
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		434	43,617	(a)(d)(g)
TOTAL PREFERRED STOCKS (Cost — $971,318)				979,732

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS — 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost - $155,663)		6/20/12	4,096,400	90,263

			WARRANTS
WARRANTS — 0.1%
Buffets Restaurant Holdings		4/28/14	168	2	*(b)(d)
Charter Communications Inc.		11/30/14	209	4,021	*
Jack Cooper Holdings Corp.		12/15/17	210	15,750	*(d)
Jack Cooper Holdings Corp.		5/6/18	97	7,275	*(d)
Nortek Inc.		12/7/14	339	780	*(b)(d)
SemGroup Corp.		11/30/14	912	6,767	*(b)
TOTAL WARRANTS (Cost — $10,043)				34,595
TOTAL INVESTMENTS — 98.2% (Cost — $46,642,171#)				47,913,662
Other Assets in Excess of Liabilities — 1.8%				891,405
TOTAL NET ASSETS — 100.0%				$48,805,067

†                    Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*                   Non-income producing security.

(a)            Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)           Illiquid security.

(c)            Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)           Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)            The coupon payment on these securities is currently in default as of March 31, 2012.

(f)              Value is less than $1.

(g)           Variable rate security.  Interest rate disclosed is as of the most recent information available.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

(h)           Security has no maturity date.  The date shown represents the next call date.

(i)               Interest rates disclosed represent the effective rates on collateralized senior loans.  Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)               All or a portion of this loan is unfunded as of March 31, 2012. The interest rate for fully unfunded term loans is to be determined.

(k)            The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

#                   Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	- Brazilian Real
EUR	- Euro
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call	4/18/12	$99.50	1,348,300	$4,125
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	8,192,800	60,059
TOTAL WRITTEN OPTIONS (Premiums received — $169,249)				$64,184

† Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$41,509,826	$340,864	$41,850,690
Collateralized senior loans	—	614,444	445,819	1,060,263
Convertible bonds & notes	—	495,361	14,280	509,641
Sovereign bonds	—	2,303,129	—	2,303,129
Common stocks:
Consumer discretionary	$470,482	—	17,062	487,544
Energy	—	—	206,218	206,218
Industrials	24,050	160,477	—	184,527
Convertible preferred stocks	207,060	—	—	207,060
Preferred stocks:
Financials	936,115	—	—	936,115
Industrials	—	43,617	—	43,617
Purchased options	—	90,263	—	90,263
Warrants	—	33,813	782	34,595
Total investments	$1,637,707	$45,250,930	$1,025,025	$47,913,662
Other financial instruments:
Futures contracts	$11,382	—	—	$11,382
Forward foreign currency contracts	—	$3,392	—	3,392
Credit default swaps on sovereign issues - buy protection‡	—	74,236	—	74,236
Credit default swaps on credit indices - buy protection‡	—	21,809	—	21,809
Total other financial instruments	$11,382	$99,437	—	$110,819
Total	$1,649,089	$45,350,367	$1,025,025	$48,024,481

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$64,184	—	$64,184
Forward foreign currency contracts	—	2,077	—	2,077
Total	—	$66,261	—	$66,261

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				COMMON STOCKS			PREFERRED STOCKS
	CORPORATE		CONVERTIBLE
	BONDS &	COLLATERALIZED	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	NOTES	DISCRETIONARY	ENERGY	INDUSTRIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of December 31, 2011	$578,591	$220,000	—	—	$206,218	$158,151	$43,400	$25,202	$1,231,562
Accrued premiums/discounts	634	—	—	—	—	—	—	—	634
Realized gain (loss)	—	—	—	—	—	—	—	—	—
Change in unrealized appreciation
(depreciation)(1)	11,201	—	—	—	—	2,326	217	5,372	19,116
Purchases	102,938	445,819	—	$17,062	—	—	—	—	565,819
Sales	—	(220,000)	—	—	—	—	—	—	(220,000)
Transfers into Level 3(2)	—	—	$14,280	—	—	—	—	—	14,280
Transfers out of Level 3(3)	(352,500)	—	—	—	—	(160,477)	(43,617)	(29,792)	(586,386)
Balance as of March 31, 2012	$340,864	$445,819	$14,280	$17,062	$206,218	—	—	$782	$1,025,025
Net change in unrealized appreciation
(depreciation) for investments in securities still held at March 31, 2012(1)	$983	—	—	—	—	—	—	$(136)	$847

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to schedule of investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take

Notes to schedule of investments (unaudited) (continued)

an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $66,261. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,136,121
Gross unrealized depreciation	(1,864,630)
Net unrealized appreciation	$1,271,491

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$12,138,100	$197,169
Options expired	(2,597,000)	(27,920)
Written options, outstanding as of March 31, 2012	$9,541,100	$169,249

Notes to schedule of investments (unaudited) (continued)

At March 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 5-Year Notes	17	6/12	$2,094,546	$2,083,164	$11,382

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Brazilian Real	Citibank, N.A.	250,000	$136,546	4/16/12	$3,392
Euro	Royal Bank of Scotland PLC	400,000	533,587	5/16/12	(2,077)
Net unrealized gain on open forward foreign currency contracts					$1,315

At March 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID	UNREALIZED (DEPRECIATION)
BNP Paribas (Spain Government Bond, 5.500%, due 7/30/17)	$520,000	6/20/17	1.000% quarterly	$74,236	$74,895	$(659)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID	UNREALIZED (DEPRECIATION)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$485,000	12/20/16	5.000% quarterly	$7,789	$13,573	$(5,784)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	679,000	12/20/16	5.000% quarterly	10,905	20,242	(9,337)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	194,000	12/20/16	5.000% quarterly	3,115	5,665	(2,550)
Total	$1,358,000			$21,809	$39,480	$(17,671)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$11,382	—	—	—	$11,382
Foreign Exchange Risk	—	—	—	$3,392	$(2,077)	—	1,315
Credit Risk	$90,263	$(64,184)	—	—	—	$96,045	122,124
Total	$90,263	$(64,184)	$11,382	$3,392	$(2,077)	$96,045	$134,821

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$90,469
Written options	85,435
Forward foreign currency contracts (to sell)	597,366
Futures contracts (to sell)	2,095,316

Average notional balance
Credit default swap contracts (to buy protection)	$809,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 29, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  May 29, 2012